Statement of Additional Information Supplement
                                 March 10, 2000


AXP SM Growth Fund  S-6455-20 R (9/99)
AXP SM New  Dimensions  Fund  S-6455-20 P (9/99)

The following revisions apply to the "Agreements" sections under the "Investment Management Services Agreement" heading.

The information regarding the management services fee schedule has been revised to state the following:

Assets                                      Annual rate at
(billions)                                  each asset level
----------                                  ----------------
First             $1.0                       0.600%
Next               1.0                       0.575
Next               1.0                       0.550
Next               3.0                       0.525
Next               6.0                       0.500
Next               12.0                      0.490
Over               24.0                      0.480


The  following   revisions  apply  to  the   "Agreements"   sections  under  the
"Administrative Services Agreement" heading.

The information regarding the administrative services fee schedule has been revised to state the following:


Assets                                      Annual rate at
(billions)                                  each asset level
----------                                  ----------------
First             $1.0                       0.050%
Next               1.0                       0.045
Next               1.0                       0.040
Next               3.0                       0.035
Next               6.0                       0.030
Next               12.0                      0.025
Over               24.0                      0.020





* Valid until next Statement of Additional Information update.